Exhibit 21

LIST OF FIRST DATA CORPORATION SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Incorporation

0840433 BC ULC	British Columbia
BA Merchant Services, LLC	Ohio
Banc of America Merchant Services, LLC	Delaware
Bankcard Investigative Group Inc.	Delaware
BUYPASS Inco Corporation	Delaware
BWA Merchant Services Pty. Ltd.	Australia
Call Interactive Holdings LLC	Delaware
Cardservice International, Inc.	California
Cash Axcess Corporation (Proprietary) Limited	South Africa
Cashcard Australia Limited	Australia
CESI Holdings, Inc.	Delaware
Concord Computing Corporation	Delaware
Concord Corporate Services, Inc.	Delaware
Concord EFS Financial Services, Inc.	Delaware
Concord EFS, Inc.	Delaware
Concord Emerging Technologies, Inc.	Arizona
Concord Equipment Sales, Inc.	Tennessee
Concord Financial Technologies, Inc.	Delaware
Concord One, LLC	Delaware
Concord Payment Services, Inc.	Georgia
Concord Processing, Inc.	Delaware
Concord Transaction Services, LLC	Colorado
Credit Card Holdings Limited	Ireland
CTS Holdings, LLC	Colorado
CTS, Inc.	Tennessee
Data Holding Korea (Malaysia) Sdn Bhd	Malaysia
D.Man Debtors Notification Company S.A	Greece
DW Holdings Canada ULC	Alberta
DW Holdings, Inc.	Delaware
Eastern States Bankcard Association Inc.	New York not-for-profit
Eastern States Monetary Services, Inc.	New York not-for-profit
EBP Re, Ltd.	Bermuda
EFS Transportation Services, Inc.	Tennessee
Electronic Banking Solutions Limited	Australia
Encorus UK Limited	United Kingdom
EPSF Corporation	Delaware
European Merchant Services BV	Netherlands
Europrocessing Slovakia AS	Slovakia
FDC Australia (Acquisitions) Pty Limited	Australia
FDC International Inc.	Delaware
FD do Brasil Processamento de Dados Ltda.	Brazil
FDFS Holdings, LLC	Delaware
FDGS Group, LLC	Delaware
FDGS Partner, LLC	Delaware
FDMS Partner, Inc.	Delaware
FDR (First Data Resources) Europe B.V.	Netherlands
FDR Ireland Limited	Delaware
FDR Limited	Delaware
FDR Missouri Inc.	Delaware
FDR Signet Inc.	Delaware
FDR U.K. Limited	United Kingdom
FDS Holdings, Inc.	Delaware
Federated Union Systems, Limited	Ireland
Federated Union Systems Europe Ltd.	Ireland

First Data APSS Coöperatief U.A.	Netherlands
First Data Asia Pte Ltd.	Singapore
First Data Austria GmbH	Austria
First Data Austria Holdings GmbH	Austria
First Data Aviation LLC	Delaware
First Data Belgium SPRL	Belgium
First Data Bilgi Isleme Hizmetleri Limited Sirketi	Turkey
First Data Canada Limited	Ontario
First Data Canada Merchant Solutions ULC	Canada
First Data Capital, Inc.	Delaware
First Data Card Solutions, Inc.	Maryland
First Data (China) Co., Ltd.	China
First Data Chile Limitada	Chile
First Data CIS	Russia
First Data Colombia Ltda.	Colombia
First Data Commercial Services Holdings, Inc.	Delaware
First Data Commercial Services Limited	Ireland
First Data Communications Corporation	Delaware
First Data Cono Sur SA	Argentina
First Data Corporation Australia (Holdings) Pty Limited	Australia
First Data Corporation (Luxembourg) SARL	Luxembourg
First Data Czech Republic	Czech Republic
First Data Deutschland GmbH	Germany
First Data EC, LLC	Delaware
First Data EESTI OU	Estonia
First Data Egypt LLC	Egypt
First Data Foundation	Colorado not-for-profit
First Data Government Solutions, Inc.	Delaware
First Data Government Solutions, LP	Delaware
First Data Global Services Limited	Ireland
First Data GmbH	Germany
First Data (Greece) US Holding Corp.	Delaware
First Data Hellas (Bermuda) Holding Ltd.	Bermuda
First Data Hellas Processing Services & Holdings SA	Greece
First Data Holding I (Netherlands) BV	Netherlands
First Data Holding (Slovakia) s.r.o.	Slovakia
First Data Hong Kong Limited	Hong Kong
First Data Hungary	Hungary
First Data (India) Private Limited	India
First Data International d.o.o.	Croatia
First Data International (France) SARL	France
First Data International Incorporated	Delaware
First Data International (Italia) Srl	Italy
First Data International, Ltd.	Bermuda
First Data International Luxembourg SARL	Luxembourg
First Data International Luxembourg II SARL	Luxembourg
First Data International Luxembourg III SARL	Luxembourg
First Data International Luxembourg IV SARL	Luxembourg
First Data International Luxembourg V SARL	Luxembourg
First Data International Luxembourg VI SARL	Luxembourg
First Data International Luxembourg VII SARL	Luxembourg
First Data Japan Co., Ltd.	Japan
First Data Korea Limited	Korea
First Data Latin America Inc.	Delaware
First Data Latvia	Latvia
First Data Lietuva	Lithuania
First Data Loan Company, Canada	Canada
First Data (Mauritius) Holding Company	Mauritius
First Data Merchant Services Corporation	Florida
First Data Merchant Services México, S. de R.L. de C.V.	Mexico

First Data Merchant Services Northeast, LLC	Delaware
First Data Merchant Services Southeast, L.L.C.	Delaware
First Data Middle East FZ – LLC	UAE
First Data Mobile Holdings, Inc.	Delaware
First Data Mobile (Bermuda) Holdings, Ltd.	Bermuda
First Data Mobile Holdings Limited	Ireland
First Data Mobile Payments Limited	Ireland
First Data Mobile Solutions GmbH	Germany
First Data Mobile Solutions Limited	Ireland
First Data (Norway) Holding AS	Norway
First Data Operations (Austria) GmbH	Austria
First Data Operations (Luxembourg) SARL	Luxembourg
First Data Orca JV Holdco Pte Limited	Singapore
First Data Pakistan (Private) Limited	Pakistan
First Data Payment Services, LLC	Delaware
First Data Pittsburgh Alliance Partner Inc.	Delaware
First Data Poland Holding S.A.	Poland
First Data Polska S.A.	Poland
First Data Procurements México, S. de R.L. de C.V.	Mexico
First Data Real Estate Holdings L.L.C.	Delaware
First Data Resources Asia-Pacific Limited	Australia
First Data Resources Australasia Limited	Australia
First Data Resources Australia Limited	Australia
First Data Resources Canada, Inc.	Ontario
First Data Resources Holdings Pty Limited	Australia
First Data Resources Investments Pty Limited	Australia
First Data Resources Limited	United Kingdom
First Data Resources, LLC	Delaware
First Data Resources South Africa (Proprietary) Limited	South Africa
First Data Retail ATM Services L.P.	Texas
First Data Romania SRL	Romania
First Data Secure LLC	Delaware
First Data Serbia and Montenegro d.o.o.	Serbia
First Data Services LLC	Delaware
First Data (Singapore) Pte Ltd.	Singapore
First Data Slovakia a.s.	Slovakia
First Data Solutions Inc.	Washington
First Data Spain Holdings, S.L.	Spain
First Data Support Services Private Limited	India
First Data Technologies, Inc.	Delaware
First Data Trust Company, LLC	Colorado
First Data Uruguay SA	Uruguay
First Data Voice Services	Delaware general partnership
First Merchant Processing (Ireland) Limited	Ireland
First Merchant Processing (UK)	Ireland
First Merchant Solutions GmbH	Germany
FSM Services Inc.	Delaware
FTS (NSW) Pty. Limited	Australia
Funds & Assets Management LLC	New York
FundsXpress, Inc.	Delaware
FundsXpress Financial Network, Inc.	Texas
FX Securities, Inc.	Delaware
Gift Card Services, Inc.	Oklahoma
Gratitude Holdings LLC	Delaware
H & F Services, Inc.	Tennessee
Huntington Merchant Services, L.L.C.	Delaware
IDLogix, Inc.	Delaware
Instant Cash Services, LLC	Delaware
Integrated Payment Systems Canada Inc.	Canada
Integrated Payment Systems Inc.	Delaware

Inverland Jasper SL	Spain
IRS Intelligent Risk Management Solutions GmbH	Germany
Linkpoint International, Inc.	Nevada
LoyaltyCo LLC	Delaware
MAS Inco Corporation	Delaware
MAS Ohio Corporation	Delaware
Merchant Solutions Private Limited	Bangladesh
Merchant Solutions Private Limited	Singapore
Merchant Solutions Private Limited	Sri Lanka
Merchant Solutions Pte (Macau) Limited	Macau
Merchant Solutions Pte Limited	Hong Kong
Merchant Solutions (Shanghai) Consultancy Co., Ltd.	China
Merchant Solutions Sdn Bhd	Malaysia
Money Network Financial, LLC	Delaware
National Payment Systems Inc.	New York
New Payment Services, Inc.	Georgia
NPSF Corporation	Delaware
Omnipay Limited	Ireland
PayCan Holdings, Inc.	Delaware
PayCargo, LLC	Delaware
PayPoint Electronic Payment Systems, LLC	Delaware
PaySys de Costa Rica, S.A.	Costa Rica
PaySys Europe, B.V.	Netherlands
PaySys International, Inc.	Florida
PaySys International Limited	Ireland
PaySys International Pty. Ltd.	Australia
Pegaso SRL	Argentina
POS ICE Merchant Services Private Limited	India
POS Merchant Solutions Pte. Limited	India
POS Merchant Solutions Sdn Bhd	Brunei
Posnet SRL	Argentina
Processing Center, S.A.	Panama
Publicdatasystems, Inc.	Delaware
REMITCO LLC	Delaware
Research Park Association, Inc.	Florida not-for-profit
Sagebrush Holdings LLC	Delaware
Signet	United Kingdom
Signet Processing Limited	United Kingdom
Size Technologies, Inc.	California
Star Networks, Inc.	Delaware
Star Processing, Inc.	Delaware
Star Systems Assets, Inc.	Delaware
Star Systems, Inc.	Delaware
Star Systems, LLC	Delaware
Strategic Investment Alternatives LLC	Delaware
SunTrust Merchant Services, LLC	Delaware
TASQ Corporation	Delaware
TASQ Technology, Inc.	California
TeleCash GmbH & Co. KG	Germany
TeleCash Management GmbH	Germany
TeleCash Verwaltungs GmbH	Germany
Tele-Check New Zealand Limited	New Zealand
TeleCheck (Australia) Pty Limited	New Zealand
TeleCheck International, Inc.	Georgia
TeleCheck Payment Systems Limited	New Zealand
TeleCheck Pittsburgh/West Virginia, Inc.	Pennsylvania
TeleCheck Services Canada, Inc.	Canada
TeleCheck Services Ontario Limited	Canada
TeleCheck Services, Inc.	Delaware
TeleCheck Services of Puerto Rico, Inc.	Georgia

The Joint Credit Card Company Limited	United Kingdom
TRS Recovery Services, Inc.	Colorado
Transaction Solutions Holdings, Inc.	Delaware
Transaction Solutions, LLC	Delaware
Trionis SCRL	Belgium
Unibex India Private Limited	India
Unified Merchant Services	Georgia General Partnership
Unified Partner, Inc.	Delaware
USPI – Canada Inc.	Canada
ValueLink, LLC	Delaware
Zolter Services Limited	Ireland